DIRECTOR STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT is made as of the 8th day of June, 2006, between Life Sciences Research, Inc., a Maryland corporation (hereinafter called the "Corporation"), and Afonso Junqueiras, a director of the Corporation (hereinafter called the "Option Holder").

1. Grant of Option. In accordance with the 2001 Equity Incentive Plan, the Corporation hereby grants to the Option Holder the right and option, hereinafter called the "Option", to purchase an aggregate of 2,500 shares (the "Shares") of the Corporation's $0.01 par value voting common stock (such number being subject to adjustment as provided in paragraph 7 hereof), on the terms and conditions herein set forth. Such shares are granted in connection with Option Holder's service as a Board member. Such Option shall vest as follows: Fifty (50%) Percent of the Option herein granted (for up to 1,250 shares) shall vest and may be exercised on or after the date hereof, and the remaining Fifty (50%) Percent of the Option herein granted (for up to 1,250 shares) shall vest and may be exercised on or after June 8, 2007 (unless terminated earlier pursuant to paragraph 6 hereof).

2. Purchase Price. The purchase price of the Shares covered by the Option shall be ten dollars and seventy-five cents ($10.75) per Share.

3. Term of Option. Subject to paragraph 8 hereof, the Option granted hereby shall be exercisable in whole or in part in accordance with paragraph 1. The Option Holder's right to exercise the aforementioned Option shall expire ten (10) years from the date hereof. Unless terminated earlier pursuant to paragraph 6 hereof, any Option not exercised within such time specified of the date hereof shall terminate.

4. Transferability. Subject to paragraph 5 hereof, the Option Holder shall have the right to freely assign, transfer, pledge or hypothecate the Option.

5. Disclosure and Risk. The Option Holder represents and warrants to the Corporation as follows:

     (a) The Shares will be acquired by the Option Holder for the Option Holder's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     (b) As of the date of the grant and of exercise, because of his position as a director of the Corporation, and as a result of inquiries made by him and information furnished to him by the Corporation, Option Holder has and will have all information necessary for him to make an informed investment decision.

     Each certificate representing the Shares shall, if applicable, be endorsed with the following or a substantially similar legend:


     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT'), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES, REASONABLY SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION MAY BE MADE PURSUANT TO RULE 144, PROMULGATED UNDER THE SECURITIES ACT, OR IS OTHERWISE EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE SECURITIES LAWS."

     The Corporation need not allow a transfer of any of the Shares unless one of the conditions specified in the foregoing legend is satisfied. The Corporation may also instruct its transfer agent not to allow the transfer of any of the Shares unless one of the conditions specified in the foregoing legend is satisfied.

     Any legend endorsed on a certificate pursuant to the foregoing language and the stop transfer instructions with respect to such Shares shall be removed and the Corporation shall promptly issue a certificate without such legend to the holder thereof if the Shares are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if the holder provides the Corporation with an opinion of counsel for such holder of the Shares reasonably satisfactory to the Corporation, to the effect that a public sale, transfer or assignment of such Shares may be made without registration.

6.  Termination of Service as a Director; Death.

     (a) In the event that the Option Holder shall cease to be a director of the Corporation for any reason whatsoever, the Option may be exercised by the Option Holder (to the extent that the Option Holder shall have been entitled to do so as of the date of the termination of his directorship with the Corporation) at any time within 365 days after such termination but in any event not later than the date of expiration of the Option term. So long as the Option Holder shall continue to be a director of the Corporation, the Option shall not be affected by any change of duties or position. Nothing in this Option Agreement shall confer upon the Option Holder any right to continue as a director of the Corporation.

     (b) In the event that the Option Holder dies prior to exercising all or any portion of the Option, the Option may be exercised by the estate of the Option Holder (to the extent that the Option Holder shall have been entitled to do so) at any time within 365 days after the death of the Option Holder, but in any event not later than the date of expiration of the Option term.

7. Changes in Capital Structure. If all or any portion of the Option shall be exercised subsequent to any share dividend, split-up, recapitalization, merger, consolidation, combination or exchange of shares, separation, reorganization, or liquidation occurring after the date hereof, as a result of which shares of any class shall be issued in respect of outstanding Shares or Shares shall be changed into the same or a different number of shares of the same or another class or classes, the person or persons exercising the Option shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which, if the Shares (as authorized at the date hereof) had been purchased at the date hereof for the same aggregate price (on the basis of the price per share set forth in paragraph 2 hereof) and had not been disposed of, such person or persons would be holding at the time of such exercise as a result of such purchase and all such share dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, or liquidations; provided, however, that no fractional shares shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued. In no event shall any adjustments be made to the Option as a result of the issuance or redemption of securities of the Corporation for cash or other consideration, or upon the exercise of any conversion rights of any securities of the Corporation.

8. Method of Exercising Option. Subject to the terms and conditions of this Option Agreement, the Option may be exercised by written notice to the Secretary of the Corporation, at its principal office or such other location as may be designated by the Secretary of the Corporation. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, and shall be signed by the person or persons so exercising the Option. The notice of election shall be accompanied by this Agreement and payment of the full purchase price for the Shares being purchased. As an alternative to payment of the purchase price for the Shares, the Option may, at the election of the holder, be converted into the nearest whole number of Shares equal to (X) the product of (A) the number of Shares subject to this option and (B) the excess, if any, of (1) the closing market price per Share as of the exercise date over (2) the Purchase Price (as adjusted through the exercise date), divided by (Y) the closing market price per Share as of the exercise date. The Corporation shall deliver a certificate or certificates representing Shares as soon as practicable after the notice of election has been received. In the event the Option shall be exercised by any person or persons other than the Option Holder, the notice of election shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

9. Change in Control. A Change in Control of the Corporation (as defined in the 2001 Equity Incentive Plan) shall have the effect upon the Option set forth in Section 9 of the 2001 Equity Incentive Plan.

10. Optionee Not a Shareholder. The Option Holder under this Option, as such, shall not be entitled by any reason of this Option to any rights whatsoever as a shareholder of the Corporation.

11.  General Provisions.

     (a) The Corporation shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Option Agreement, shall pay all fees and expenses necessarily incurred by the Corporation in connection therewith, and shall use its best efforts to comply with all laws and regulations which, in the reasonable opinion of counsel for the Corporation, are applicable thereto.

     (b) This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland other than its conflicts of laws provisions.

     (c) Any notice to be given hereunder by either party to the other shall be in writing and shall be given either by personal delivery or by mail, registered or certified, postage prepaid, return receipt requested, addressed to the other party at the respective addresses set forth below their signatures to this Agreement, or at any other address as such party may hereafter specify in writing.

     (d) This Agreement sets forth the entire agreement of the parties concerning the subject matter hereto, and no other representations or warranties, express or implied, other than those contained herein, and no amendments or modifications hereto, shall be binding unless made in writing and signed by the parties hereto.

     (e) The waiver by either party of a breach of any term or provision of this Agreement shall not operate or be construed as a waiver of a subsequent breach of the same provision or of the breach of any other term or provision of this Agreement.

     (f) As used herein, the masculine gender shall include the feminine and the neuter genders, the neuter shall include the masculine and the feminine genders, the singular shall include the plural, and the plural shall include the singular.

     (g) The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     (h) The invalidity or enforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     IN WITNESS WHEREOF, the Corporation has caused this Option Agreement to be duly executed by its officer thereunto duly authorized, and the Option Holder has hereunto set his hand and seal, all as of the day and year first above written.

                                           OPTION HOLDER

                                                /s/ Afonso Junqueiras
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                                           Name:     Afonso Junqueiras
                                           Address:




                                           LIFE SCIENCES RESEARCH, INC.


                                      By:       /s/ Mark Bibi
                                           ------------------------------
                                           Name:   Mark Bibi
                                           Title:  General Counsel
                                           Address: